UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2013

EnergySolutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33830	51-0653027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 649-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

(a)                                 Dismissal of Independent Registered Public Accounting Firm

On June 17, 2013, EnergySolutions, Inc., a Delaware corporation (the “Company”) notified Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, that the Company’s Board of Directors decided to dismiss Ernst & Young as the Company’s independent registered public accounting firm effective June 17, 2013.

Ernst & Young’s reports on the Company’s financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, and neither such report was qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 and in the subsequent interim period through June 17, 2013, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in its report.

The Company has provided Ernst & Young with a copy of the above disclosures. The Company has requested Ernst & Young to furnish it a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Ernst & Young’s letter is included as Exhibit 16.1 to this Report.

(b) Engagement of New Independent Registered Public Accounting Firm

The Company’s Board of Directors decided to appoint Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm on June 17, 2013. Deloitte will act as the Company’s independent registered public accounting firm beginning with the fiscal year ending December 31, 2013.

During the fiscal years ended December 31, 2011 and December 31, 2012 and through June 17, 2013, the Company did not consult with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission dated June 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnergySolutions, Inc.

Dated: June 21, 2013	By:	/s/ Russ Workman
Name: Russ Workman
Title: General Counsel

Exhibit Index

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the U.S. Securities and Exchange Commission dated June 21, 2013